
微公交

Kandi Technologies Group, Inc.

Investor Presentation

March 2016

NASDAQ GS: KNDI

www.KandiTechnologiesGroup.com

SAFE HARBOR STATEMENT

Except for historical information contained herein, the statements made in the presentation of Kandi Technologies Group, Inc. (the "Company") are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and government policies. These and other risks are described in the Company's filings with the Securities and Exchange Commission.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements speak as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.


微公交

康迪 KANDI

Kandi Introduction

Kandi at a Glance

- **Founded** in 2002
- **NASDAQ GS:** KNDI (*listed since March 2008*)
- **Stock Price:** $8.56*
- **Market Cap:** $402.5M *(47,019,638* outstanding shares)*
- **Three-month Average Daily Volume**: 575,228 Shares*
- **Headquarters:** Jinhua, Zhejiang Province, China
- **Three full-scale production facilities** in Shanghai, Jinhua, and Changxing
  - Facility in Jiangsu Rugao, ready for product sales in 2Q16
  - Facility in Haikou, under construction









** As of March 15, 2016*

康迪 KANDI

Business Overview

Leading pure EV products provider in China. Committed to alleviating pollution, traffic congestion, parking scarcity and energy crisis

50/50 Joint Venture with Geely Auto (JV Company) for fast-growing market in China.
China's top pure EV product seller in 2015*

康迪 KANDI

Innovative MPT (Micro Public Transportation) Program promotes rapid EV adoption.
Launched direct sales program and introduced latest Model K17 in 2015

Solid financial performance 2015 vs. 2014: revenue grew 18.1%, EV parts sales up 68.4%, adjusted net income up 101%**

*Source: China's leading EV industry website
**Non-GAAP net income excludes stock option expense and the valuation change for warrants

Evolving into Pure EV Business

Initiated **R&D for pure EV** in 2007	Started **Quick Battery Exchange (QBEX)** in 2009	**Accelerated design, production & distribution** of EVs in mid-2012	Formed **50/50 Joint Venture** with Geely Auto in March 2013; 1st to launch MPT program in 2013	Started **direct sales** to individual customers beginning in April 2015	Unveiled K17 in August 2015 before **receiving purchase tax exemption**; launched K17's **direct sales in Beijing and Shanghai**	Announced to jointly promote connected electric vehicles and **"Car-Share 4.0" with Geely, Alibaba, ZTE, Uber China and Minsheng Bank** in November 2015	Expanded MPT program to **16 cities** in 2015

康迪 KANDI

EV Models



Kandi K17 Cyclone

Overall Size	3971*1745*1496	Wheel Base	2461 mm
Max. Speed	≥100 km/h	Driving Range	190 km







Kandi K11 Panda

Overall Size	3598*1630*1595	Wheel Base	2340 mm
Max. Speed	100 km/h	Driving Range	160 km
Total Weight	1500 kg	Battery	lithium-ion ferrous phosphate



Kandi K10 Mini

Overall Size	2900*1545*1590	Wheel Base	2080 mm
Max. Speed	100 km/h	Driving Range	160 km
Total Weight	1340 kg	Battery	lithium-ion ferrous phosphate

康迪 KANDI

EV Models (continued)



Kandi K13 (City Cowboy)



Kandi K12 (City Beauty)
Sales expected to start in 2Q16



Kandi K30
Model #SMA7002BEV05

Multiple Production Facilities



beijing
shanghai
hongkong

Changxing Facility*



Shanghai Facility*



Jinhua Facility



Jiangsu Rugao* facility, ready for product sales in 2Q16

Haikou facility, under construction

*Facility of Kandi Electric Vehicles Group (JV Company)

Production Facility in Hainan

- Designated as an **official tourism island** by the Chinese government
- Momentum towards legislation to **ban all non-electric vehicles** within the province
- Kandi secured an agreement with the **Haikou government** to build its Hainan facility in Haikou Hi-Tech Zone
- Annual capacity of 100,000 EVs after completion; Preliminary expectation of starting production in back half of 2017







康迪 KANDI

Joint Venture with Geely Auto

康迪 KANDI

GEELY

Kandi Electric Vehicles Group Co., Ltd.

Established in March 2013 - **50/50** ownership interest

Increases **production capacity** to satisfy market demand

Develops, manufactures and sells EVs & related auto parts

24,220 EVs sold in 2015 vs. 10,935 in 2014 ; expect 2016 EV sales **of 35,000 or more**

"Global Hawk" trademark to strengthen brand recognition


微公交

康迪 KANDI

Innovative MPT Program Promoting Rapid EV Adoption

康迪 KANDI

Market Overview: Four Major Issues

- Growing demand for motor vehicles due to rapid economic development and fast-paced urbanization
- Adoption of pure EVs and MPT Program helps alleviate major issues

1. Environmental Contamination



咳咳!
咳咳!
咳咳!

2. Energy Shortage





3. Traffic Congestion



地球还有车位吗?

4. Scarce Parking

Three Drivers of Resource Waste

①Wasted parking resources

Wasted Parking Resources


10%
90%
Parking Time
Driving Time



②Wasted road resources

Wasted Road Resources


30%
50%
20%
Road for normal driving
Others
Road for commuters' driving

③Wasted vehicle resources

Wasted Vehicle Resources


5%
25%
70%
Only 1 person in car
2-3 persons in car
4-5 persons in car



康迪 KANDI

EV Development Barriers

- High Costs
- Short Driving Range
- Long Charging Time
- Lack of Charging Facilities
- Battery Maintenance & Pollution



Overcoming Barriers: MPT Program

Micro Public Transportation (MPT) program with trial services in **16 cities in China**

- Shared **pure EV transportation** platform for urban residents
- Supported by **a network of charging/parking stations**, which provides charging, maintenance and battery recycling facilities
- **Centralized tracking system** allows for easy vehicle returns
- **Less expensive** than standard taxis
- **Maximizes advantages** of Kandi's existing EV products, technology and infrastructure, **further stimulates** the expansion of the EV markets to urban communities
- Creates **a cleaner, more affordable** public transportation option for urban residents
- **Wide recognition and support** from:
  - Government officials (subsidies)
  - End users and drivers
  - Business partners

Convenience & Ease of Use:

Automated Charging/Parking Towers

- Fully computerized control system
- Customers not required to enter garage
- Automatic parking
- Smart charging device assembled

On-Street Parking/Hotel Stations

- Charging, maintenance, battery recycling
- Located at airports, train stations, hotels, business centers, selected residential areas and other areas prone to traffic congestion



Centralized tracking system monitors the real-time status and precise location of each rented vehicle





Hangzhou Huanglong Hotel

康迪 KANDI

Sizeable Purchase Incentives

Central Government Subsidy	EV manufacturers compensated in advance	Subsidies benefit consumers as prices paid reflect deduction of both subsidies
Local Government Subsidy	Paid to consumers who purchase EVs from dealers	

Received US$59.6 million prepaid national subsidy for pure EV sales in 2015 and US$30.9 million local subsidy from Hangzhou government*

All Kandi models are eligible for a 10% Sales Tax break on electric cars, plug-in hybrids and fuel-cell vehicles starting on September 1, 2014 for three years**

Free license plates in Shanghai for our two EV models. In Shanghai, license plates are auctioned to the public for between $11,410 to $13,040, on average

The Central Government updated its long-term goal to reach one million annual sales of New Energy Vehicles (NEVs) by 2020***

*National subsidy was made to Kandi Electric Vehicles Group Co., Ltd; Hangzhou subsidy was made to Zhejiang ZuoZhongYou Electric Vehicle Service Co., Ltd

**Pending list update from the State Administration of Taxation

***Source: "New Energy Vehicle 10-Year Development Roadmap" published on Economic Information Daily in November 2015

康迪 KANDI

Recent Market Expansion Developments

December	• Expanded MPT Program to 16 cities in 2015 • Launched MPT Program in Haikou with delivery of 2,000 EVs by the end of 2015
November	• Planned to jointly promote connected electric vehicles and "Car-Share 4.0" with Geely, Alibaba, ZTE, Uber China and Minsheng Bank • Delivered 200 Global Hawk K17 units to the MPT program in Hangzhou • To deliver up to 3,000 Global Hawk K17 units to the MPT program in Nanjing • Announced initial direct sales of 1,000 K10 units to Tianjin
September	• Received MIIT approval of two EV models with top speed above 100 km/h • Kandi Cyclone (K17) qualified for a purchase tax exemption
August	• Launched marketing campaign for K17 in Beijing and Shanghai
July	• Launched MPT Program in Kunming with delivery of 2,000 EVs by the end of 2015 • Signed sales contract with Zhejiang Shi Kong Electric Vehicle Co. Ltd. for delivery of 4,000 Kandi Brand EV units by the end of 2015 for $89 million
May	• Formed strategic partnership with ZTE and ZZY to promote MPT Program with advanced wireless charging technologies
April	• Initiated direct sales program


微公交

康迪 KANDI

Financial Overview

康迪 KANDI

Revenue (USD in millions)



350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
CAGR: 46.9%
270.0 to 300.0
201.1
170.2
94.5
64.5
2012
2013
2014
2015
2016E
Up 11.2%
52.9
58.8
4Q 2014
4Q 2015
Up 68.4%
196.1
116.4
2014
2015
(EV parts sales)
Up 51.6%
37.9
57.5
4Q 2014
4Q 2015
(EV parts sales)

Net Income (USD in millions)



30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR: 51.8%
4.2
5.2
12.3
14.7
1.7
0.8
Up 100.9%
14.2
28.5
Up 250.9%
4.0
13.9
2012
2013
2014
2015
4Q 2014
4Q 2015
2014*
2015*
(Non-GAAP)
4Q 2014*
4Q 2015*
(Non-GAAP)

*Non-GAAP net income excludes stock option expense and the valuation change for warrants

JV Business Growth

Sales



(USD in millions)
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
215.5
362.7
88.8
164.8
Up 68.3%
Up 85.6%
2014
2015
4Q 2014
4Q 2015

EV Products



(in Units)
30,000
25,000
20,000
15,000
10,000
5,000
-
10,935
24,220
3,656
12,100
Up 121.5%
Up 231.0%
2014
2015
4Q 2014
4Q 2015

康迪 KANDI

EV Sales Breakdown

EV sales by segment


30,000
25,000
20,000
15,000
10,000
5,000
-
MPT
Direct Sales
1,670
643
3,803
3,004
3,000
5,626
6,474
9,273
14,947
Q1
Q2
Q3
Q4
2015

	MPT	Direct Sales	Total
Q1	1,670	-	1,670
Q2	3,803	643	4,446
Q3	3,000	3,004	6,004
Q4	6,474	5,626	12,100
2015	14,947	9,273	24,220

EV sales by model


K17
K10
K11
1,945
10,472
11,801

* Calculated by subtracting the 20,000 K17 projection from the 2016 outlook of 35,000 or more EV products

康迪 KANDI

Five-Year Financial Highlights

	Fiscal Year Ended Dec 31				
USD in millions (excluding per share)	**2011**	**2012**	**2013**	**2014**	**2015**
Revenues	40.18	64.51	94.54	170.23	201.07
Gross Profit	9.21	12.89	21.74	23.40	28.42
Operating Income (Loss)	3.04	5.31	1.56	5.24	(3.95)*
Net Income	9.11	6.05	-21.14	12.27	14.67
Adj. Net Income	4.00	4.17	5.16	14.20	28.50
Fully Diluted EPS	0.32	0.20	-0.61	0.29	0.31
Select Balance Sheet Items					
Cash/Cash Equivalent	2.29	12.14	12.76	26.38	16.74
Current Liabilities	52.51	73.10	86.64	99.12	130.95
Current Assets	69.97	109.00	80.01	138.33	190.87
Total Assets	112.27	160.28	204.31	323.07	371.47

** Including the stock compensation expense for $22.4 M in 2015 while $8.5 M for 2014 and $9.7 M for 2013.*

康迪 KANDI

Kandi Value Proposition

- **Direct Exposure** to rapidly growing EV market in China
- **JV Partnership** with Geely Auto enhances development of high quality and large scale EV products
- **Innovative MPT Program** accelerates wide-spread adoption of Kandi's EV products
- **Expanding Municipal Infrastructure** in EV parking/charging facilities increases ease-of-use of Kandi EV products
- **Government Subsidies** provide strong purchase incentives to consumers

2016 Milestones



2016 Outlook: deliver **35,000 or more** EVs

2016 net revenues between $270-$300 million



Rugao facility starts production; Hainan facility under construction



Expand MPT Program into additional cities; Continue strong performance from Direct Sales



Sales and production of new EV models

康迪 KANDI


低碳出行 清洁城市 美丽中国

Thank you

Kewa Luo

Head of Public Relations, VP

212-551-3610

IR@kandigroup.com

Follow us on Twitter:
@Kandi_Group

twitter



康迪 KANDI

Appendix

Organizational Structure



Kandi Technologies Group, Inc. (KNDI)
100%
Continental Development Limited (BVI)
100%
Zhejiang Kandi Vehicles Co,. Ltd.
50%
50%
Kandi Electric Vehicles Group (the "JV" Company)
Yongkang Scrou Electric
100%
Jinhua Kandi New Energy Vehicle
9.5%
Kandi Electric Vehicle (Changxing)
100%
100%
Zhejiang Kandi Electric Vehicles (Jinhua)
Zhejiang Zuozhongyou Electric Vehicle Service (the "Service Company")
90%
10%
Kandi Electric Vehicles (Jiangsu)
100%
100%
Hangzhou JiHeKang Electric Vehicle Service
Kandi Electric Vehicles (Haikou)
Kandi Electric Vehicles (Shanghai)
100%
100%
Zhejiang JiHeKang Electric Vehicles Sales
50%
Hangzhou Pumalnestment Management

康迪 KANDI

Management Team

Hu Xiaoming - Chairman, Chief Executive Officer & President

- Chief Executive Officer, President and Chairman of the Board since March 2002;
- Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level high-priority technology developmental plan from October 2003 to April 2005;
- Served as Chairman of Yongkang Instrument Factory and served as General Manager in Wan Xiang Electric Vehicle Developing Center and Wan Xiang Battery Company;
- Recipient of numerous invention patents, utility model patents, and appearance design patents.

Henry Wang - Chief Financial Officer

- Named as Chief Financial Officer effective May 1, 2015;
- Over 20 years of international finance experience;
- Formerly Chief Financial Officer for Shanghai Always Marketing Service Co., LTD., and Renesola Ltd. (NYSE: SOL);
- CPA and CIA certifications in China; Master's degree in Law from Renmin University of China and a Master's of Business Administration from the Open University of Hong Kong.

Qian Jingsong - General Manager & Director

- General Manager of Zhejiang Kandi Vehicles Co. Ltd since 2011, and Director of Kandi Technologies;
- Joined Zhejiang Kandi Vehicles Co. as Deputy General Manager in October 2009. Previously held positions at Chery Automobile (now Chery Karry Automobile) from October 2006 to October 2009, and served as Head of the Engineering Construction Group from October 2006 to 2007.

Launched EV Mini Police Car Program





- Launched in January 2015 with Hangzhou Uptown Public Security Bureau
- Utilized for community safety patrols, fire safety inspections, and other police duties
- Customized with standard police equipment, firefighting apparatus, emergency kits, and other related equipment
- Enables police to navigate congested roads and work more efficiently